STATEMENT OF INVESTMENTS
BNY Mellon Global Equity Income Fund

January 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 93.1%
Australia - .9%
Insurance Australia Group Ltd.	873,225	[a]	3,033,602
Brazil - 1.8%
B3 SA - Brasil Bolsa Balcao	2,369,623		6,054,412
Canada - 1.3%
Restaurant Brands International, Inc.	64,237		4,299,382
China - 1.5%
Ping An Insurance Group Company of China Ltd., Cl. H	639,500	[a]	4,991,648
France - 3.3%
Sanofi	89,746	[a]	8,819,040
TotalEnergies SE	40,080		2,490,063
			11,309,103
Germany - 9.9%
Bayer AG	122,446	[a]	7,594,978
Continental AG	55,516	[a]	3,889,157
Deutsche Post AG	160,513	[a]	6,875,389
Mercedes-Benz Group AG	76,333	[a]	5,659,415
Muenchener Rueckversicherungs-Gesellschaft AG	27,597	[a]	9,939,348
			33,958,287
Hong Kong - 1.0%
Link REIT	445,100		3,580,857
India - 1.2%
Infosys Ltd., ADR	216,840		4,076,592
Indonesia - 1.5%
Bank Mandiri Persero TBK Pt	2,977,400	[a]	1,980,168
Bank Rakyat Indonesia Persero TBK Pt	10,618,800		3,251,727
			5,231,895
Ireland - 2.5%
Medtronic PLC	104,133		8,714,891
Italy - 1.5%
Enel SPA	886,436		5,217,576
Peru - .9%
Credicorp Ltd.	22,034	[a]	2,959,166
Spain - 2.1%
Industria de Diseno Textil SA	231,440	[a]	7,227,398
Sweden - 1.3%
Svenska Handelsbanken AB, Cl. A	443,205	[a]	4,612,020
Switzerland - 7.7%
Garmin Ltd.	43,494		4,300,687

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 93.1% (continued)
Switzerland - 7.7% (continued)
Nestle SA	50,324	[a]	6,141,111
Roche Holding AG	26,632	[a]	8,323,388
Zurich Insurance Group AG	15,696	[a]	7,762,848
			26,528,034
United Kingdom - 10.5%
BAE Systems PLC	797,856	[a]	8,432,157
British American Tobacco PLC	175,698		6,719,428
RELX PLC	334,818	[a]	9,951,313
Smiths Group PLC	119,034	[a]	2,536,018
Taylor Wimpey PLC	2,356,193	[a]	3,415,065
The Sage Group PLC	539,433		5,174,611
			36,228,592
United States - 44.2%
AbbVie, Inc.	50,787		7,503,780
Broadcom, Inc.	10,004		5,852,440
Chesapeake Energy Corp.	39,851	[b]	3,455,879
Cisco Systems, Inc.	255,132		12,417,274
CME Group, Inc.	41,784		7,381,561
CMS Energy Corp.	92,251		5,829,341
Comerica, Inc.	77,961		5,715,321
Dominion Energy, Inc.	136,426		8,682,151
Emerson Electric Co.	48,756		4,398,766
Exelon Corp.	180,875		7,631,116
FedEx Corp.	33,188		6,433,826
Fidelity National Information Services, Inc.	64,877		4,868,370
Gilead Sciences, Inc.	57,555		4,831,167
Hewlett Packard Enterprise Co.	261,771		4,222,366
Johnson Controls International PLC	94,898		6,602,054
JPMorgan Chase & Co.	29,644		4,148,974
Marathon Petroleum Corp.	48,626		6,249,414
MetLife, Inc.	72,675		5,306,729
Organon & Co.	140,400		4,230,252
PepsiCo, Inc.	39,855		6,816,002
Sysco Corp.	45,971		3,560,914
Texas Instruments, Inc.	18,673		3,309,042
The Goldman Sachs Group, Inc.	15,330		5,607,867
The Interpublic Group of Companies	241,936		8,820,987
The Kraft Heinz Company	138,610		5,617,863
The Procter & Gamble Company	15,814		2,251,597
			151,745,053
Total Common Stocks (cost $274,605,246)			319,768,508

	Preferred Dividend Yield (%)
Preferred Stocks - 3.3%
Germany - 1.0%
Volkswagen AG	20.28	23,593		3,259,560
South Korea - 2.3%
Samsung Electronics Co.	2.56	178,710		8,052,895
Total Preferred Stocks (cost $11,877,421)				11,312,455
	1-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,456,393)	4.41	5,456,393	[c]	5,456,393
Total Investments (cost $291,939,060)		98.0%		336,537,356
Cash and Receivables (Net)		2.0%		6,905,347
Net Assets		100.0%		343,442,703

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At January 31, 2023, the value of the fund’s securities on loan was $3,379,218 and the value of the collateral was $3,427,775, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Global Equity Income Fund

January 31, 2023 (Unaudited)

The following is a summary of the inputs used as of January 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	182,150,183	137,618,325	††	-	319,768,508
Equity Securities - Preferred Stocks	-	11,312,455	††	-	11,312,455
Investment Companies	5,456,393	-		-	5,456,393

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At January 31, 2023, accumulated net unrealized appreciation on investments was $44,598,296, consisting of $55,414,075 gross unrealized appreciation and $10,815,779 gross unrealized depreciation.

At January 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.